SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of the Securities Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2005


                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        333-56262                88-0482413
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)


                       14301 North 87th Street, Suite 216
                            Scottsdale, Arizona 85260
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 607-7093


                   -------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.01 Entry Into A Material Definitive Agreement.

      The disclosures set forth in Item 3.02(a) are hereby incorporated by reference to this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

      (a)   Agreement with Whitebox Intermarket Partners, L.P.

      On October 28, 2005, El Capitan Precious Metals, Inc. (the "Company") entered into a purchase agreement (the "Purchase Agreement") with Whitebox Intermarket Partners, L.P. ("Whitebox") pursuant to which the Registrant borrowed $750,000 from Whitebox (the "Loan") in consideration of the Company's issuance to Whitebox of an 8% Secured Convertible Promissory Note in the principal amount of $750,000 (the "Note") and a warrant to purchase 500,000 shares of the Company's common stock at an exercise price of $0.60 per share (the "Warrant"). The Company is required to make monthly interest-only payments through April 2006, with the entire outstanding principal and interest becoming due and payable on April 28, 2007. The principal balance on the Note, together with accrued interest thereon, is convertible at the option of the holder at a conversion rate of $0.50, subject to certain adjustments. Commencing May 2006 through the remainder of the term of the Note, subject to certain limitations, the Company will have the right each month to prepay between $50,000 and $100,000 of the outstanding principal and interest on the Note through the issuance of shares of its common stock at a price per share equal to 85% of the average of the high closing bid prices of the Company's common stock for the trading days during the 30 calendar days immediately preceding such date of prepayment. Pursuant to the Loan, Whitebox also received an option until April 28, 2006 to loan an additional $550,000 in consideration of an additional promissory note in the principal amount of $550,000 and an additional warrant to purchase 366,667 shares of common stock at an exercise price of $0.60. The terms of the additional promissory note and the additional warrant, if issued, will be the same as the Note and the Warrant, respectively.

      In connection with the financing, the Company paid a 3% origination fee, agreed to pay up to $10,000 in legal expenses to Whitebox's legal counsel, and an aggregate of $75,000 in commissions to a finder. Additionally, the Company issued warrants to purchase an aggregate of 225,000 shares of the Company's common stock at an exercise price of $0.60 per share (the "Finder Warrants") in connection with the loan and the offering (as described under Item 3.02 (b) herein), to the finder. The Company also entered into a registration rights agreement (the "Registration Rights Agreement") with Whitebox, pursuant to which the Company agreed to file a registration statement relating to the resale of the common stock to be issued upon conversion and payment of the Note and upon the exercise of the Warrant within 30 days of the closing of the transaction.

      As additional consideration for the Loan, the Company entered into a Security Agreement dated October 28, 2005, granting a security interest in the Company's assets to Whitebox to secure performance of the Purchase Agreement, Registration Rights Agreement and Note.

      The Company offered and sold the Notes, Warrants and Finder Warrants in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for offers and sales of securities that do not involve a public offering. Neither the Note, the Warrant nor the Finder Warrants, or the common stock underlying the Note, Warrant and Finder Warrants, may resold in the United States absent registration or an applicable exemption from registration requirements.

      The Note, the Warrant, the Purchase Agreement, the Registration Rights Agreement and the Security Agreement are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

      (b)   Private Placement Offering of Securities

      Between October 14 and October 30, 2005, the Company approved and accepted subscriptions, pursuant to a private placement offering to accredited investors that commenced in May 2005 and was extended through October 30, 2005 (the "Offering"), for 2,353,333 Units of its securities at a price of $.40 per Unit. Each Unit consisted of one share of common stock (collectively, the "Shares") and one three-year warrant to purchase an additional share of common stock at an exercise price of $.50 (collectively, the "Offering Warrants").

      Including the Units sold in May 2005 trough July 2005 (as reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 22, 2005), the Company has sold an aggregate of 3,593,333 Units under the Offering, resulting in proceeds to the Company of $1,112,790 in cash, net of expenses, including legal fees, and the cancellation of $300,000 of debt of the Company which was converted by the holder into Units in the Offering. The Company intends to use the cash proceeds from the offering for general working capital.

      The Company has agreed to file a registration statement covering the resale of the Shares and the common stock issuable upon exercise of the Offering Warrants and Finder Warrants within 90 days of the final closing date under the Offering, and use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC and to keep such registration statement effective for one year following the effective date.

      Neither the Shares nor the Offering Warrants sold and issued in the Offering (including the shares of common stock issuable upon exercise of the Offering Warrants), were registered under the Securities Act and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company's belief that the offer and sale of the Shares and Offering Warrants did not involve a public offering as each investor was "accredited" and no general solicitation was involved in the Offering. The form of Warrant used in the Offering is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits

      (c)   Exhibits

      4.1 Note of the Company dated October 28, 2005 issued to Whitebox Intermarket Partners, L.P.

      4.2 Warrant of the Company dated October 28, 2005 issued to Whitebox Intermarket Partners, L.P.

      4.3   Form of Warrant issued pursuant to the Offering.

      10.1 Purchase Agreement dated October 28, 2005 by and between the Company and Whitebox Intermarket Partners, L.P.

      10.2 Registration Rights Agreement dated October 28, 2005 by and between the Company and Whitebox Intermarket Partners, L.P.

      10.3 Security Agreement dated October 28, 2005 by and between the Company and Whitebox Intermarket Partners, L.P.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      EL CAPITAN PRECIOUS METALS, INC.



Date: November 3, 2005                /s/ Stephen J. Antol
                                      --------------------------------------
                                      Stephen J. Antol
                                      CFO/Treasurer

                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

      4.1 Note of the Company dated October 28, 2005 issued to Whitebox Intermarket Partners, L.P.

      4.2 Warrant of the Company dated October 28, 2005 issued to Whitebox Intermarket Partners, L.P.

      4.3   Form of Warrant issued pursuant to the Offering.

      10.1 Purchase Agreement dated October 28, 2005 by and between the Company and Whitebox Intermarket Partners, L.P.

      10.2 Registration Rights Agreement dated October 28, 2005 by and between the Company and Whitebox Intermarket Partners, L.P.

      10.3 Security Agreement dated October 28, 2005 by and between the Company and Whitebox Intermarket Partners, L.P.